UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): June 17, 2005 (June 16, 2005)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


DELAWARE                                                  88-0219860

(State or other jurisdiction of                           (IRS Employer
Incorporation or organization)                            Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700



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ITEM 5.02.   Departure of Directors or Principal Officers;  Election of
Directors; Appointment of Principal Officers.

         On June 16, 2005, Kenneth Ch'uan-kai Leung, long time Director for Synagro Technologies, Inc., resigned from the Board of Directors.

         The Company issued a press release regarding this resignation on June 16, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.   Exhibits

(c)  Exhibits

       99.1 Press release dated June 16, 2005, issued by the Company announcing that Kenneth Ch'uan-kai Leung resigned from the Board of Directors.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  June 17, 2005

                                        SYNAGRO TECHNOLOGIES, INC.

                                        By:      /s/ J. PAUL WITHROW
                                           -----------------------------------
                                            (Senior Executive Vice President &
                                           Chief Financial Officer and Director)





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



                                  EXHIBIT INDEX


     99.1 Press release dated June 16, 2005, issued by the Company announcing that Kenneth Ch'uan-kai Leung resigned from the Board of Directors.











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